ASSIGNMENT


WHEREAS I, JOSE PUENTES and BERNARD GUTMAN residing at Hollywood,
Florida and Hallandale Beach, Florida, respectfully, have invented certain new and useful improvements in a

AUTOMATIC TEMPLATE-BASED E-COMMERCE SYSTEM AND METHOD OF
IMPLEMENTING THE E-COMMERCE SYSTEM

For which an application for Letters Patent of the United States of Amercia was executed on the date of execution of this assignment;

WHEREAS, PRICESTER.COM, INC., a Nevada corporation doing business at Hollywood, Florida, USA, is desirous of acquiring the entire interest in said invention, and in any and all Letters Patent of the United States that may be obtained therefore,

NOW, THEREFORE, be it known that for and in consideration of my employment by the said limited liability company and other valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, I have sold, assigned and transferred, and by these presents do sell, assign and transfer unto the said limited liability company, its legal representatives, successors and assigns, the full and exclusive right to the said application and any and all divisions and continuations thereof, and any and all Letters Patent of the United States which may be granted therefore, and any and all reissues of said Letters Patent, the same to be held and enjoyed by the said limited liability company, its legal representatives, successors and assigns, to the full end of the term for which said Letters patent may be granted or may be reissued or extended, as fully and entirely as the same would have been held by me had this assignment and sale not been made.

AND I hereby authorize the Commissioner for Patents to issue any and all Letters Patent of the United States on said invention or resulting from said Application and from any and all divisions and continuations thereof to the said limited liability company as the assignee of the entire right, title and interest in and to the same.

IN TESTIMONY WHEREOF, I have hereunto set my hands and seals.

/s/                                 /s/Jose Puentes  (LS)    11-10-04
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Witness                              Jose Puentes             Date


/s/                                /s/Bernard Gutman  (LS)   11-10-04
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Witness                            Bernard Gutman              Date